Consolidated statements of comprehensive income - CAD ($) $ in Millions		3 Months Ended		6 Months Ended
		Jun. 30, 2019	Jun. 30, 2018	Jun. 30, 2019	Jun. 30, 2018
Statement of comprehensive income [abstract]
Net earnings		$ 817	$ 755	$ 1,608	$ 1,464
Items that will be subsequently reclassified to net earnings
Net change in value of derivatives designated as cash flow hedges, net of income taxes of ($4) million and ($2) million for the three months ended June 30, 2019 and 2018, respectively, and $16 million and ($5) million for the six months ended June 30, 2019 and 2018, respectively		10	7	(44)	14
Items that will not be reclassified to net earnings
Actuarial (losses) gains on post-employment benefit plans, net of income taxes of $84 million and ($136) million for the three months ended June 30, 2019 and 2018, respectively, and $118 million and ($94) million for the six months ended June 30, 2019 and 2018, respectively (1)	[1]	(227)	366	(320)	254
Net change in value of derivatives designated as cash flow hedges, net of income taxes of $4 million and ($6) million for the three months ended June 30, 2019 and 2018, respectively, and $8 million and ($13) million for the six months ended June 30, 2019 and 2018, respectively		(10)	16	(22)	35
Other comprehensive (loss) income		(227)	389	(386)	303
Total comprehensive (loss) income		590	1,144	1,222	1,767
Total comprehensive income attributable to:
Common shareholders		535	1,091	1,118	1,665
Preferred shareholders		38	35	76	71
Non-controlling interest		17	18	28	31
Total comprehensive (loss) income		$ 590	$ 1,144	$ 1,222	$ 1,767

[1]	The discount rate used to value our post-employment benefit obligations at June 30, 2019 was 3.0% compared to 3.3% at March 31, 2019 and 3.8% at December 31, 2018. The discount rate used to value our post-employment benefit obligations at June 30, 2018 was 3.7% compared to 3.6% at March 31, 2018 and at December 31, 2017.